EXHIBIT 99.3

MDA HOLDINGS, INC. AND

SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

For the Six Month Periods Ended June 30, 2008 and 2007

MDA HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
TABLE OF CONTENTS

Page(s)

Consolidated Financial Statements:

Consolidated Balance Sheets as of June 30, 2008 and December 31, 2007	1-2

Consolidated Statements of Income for the Six Months Ended June 30, 2008 and 2007	3

Consolidated Statements of Changes in Shareholders’ Equity for the period from January 1, 2008 to June 30, 2008 and the Year Ended December 31, 2007	4

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2008 and 2007	5

Notes to Consolidated Financial Statements (Unaudited)	7-14

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Assets

	June 30, 2008	December 31, 2007
Current Assets:
Cash	$6,859,144	$10,411,543
Restricted cash	5,000,000	5,000,000
Receivables:
Trade - net of allowance of $1,042,003, $798,172	16,525,325	12,777,565
Unbilled receivables	7,007,855	6,610,711
Due from employees	4,377	29,229
Other	23,258	88,216
Prepaid expenses	2,323,688	152,826
Income tax receivable	—	7,094

Total Current Assets	37,743,647	35,077,184

Property and Equipment, at cost:
Furniture and equipment	1,075,980	1,043,183
Leasehold improvements	369,487	354,468
Computers and software	4,159,368	2,279,830
WIP - Internally developed software	—	894,192
	5,604,835	4,571,673
Less accumulated depreciation and amortization	(2,215,680)	(1,839,232)

Net Property and Equipment	3,389,155	2,732,441

Other Assets
Deposits	27,742	27,742

Total Assets	$41,160,544	$37,837,367

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Liabilities and Shareholders' Equity

	June 30, 2008	December 31, 2007
Current Liabilities:
Bank overdraft	$3,021,226	$1,936,605
Accounts payable	1,061,203	963,431
Accrued provider payroll	4,287,374	3,582,464
Accrued commissions, bonuses and vacation	2,457,774	2,259,990
Accrued income taxes	—	5,851
Outstanding claims reserve	955,983	558,970
IBNR reserve	6,931,284	6,382,395
Other accrued liabilities	551,095	681,510
Redemption notes - current portion	213,592	186,570
Term notes - current portion	412,973	112,729
ESOP notes - current portion	1,048,625	915,326

Total Current Liabilities	20,941,129	17,585,841

Long-Term Liabilities:
Accrued incentive	5,083,787	1,409,386
Redemption notes, net of current portion	5,096,060	5,205,249
Term notes, net of current portion	513,093	3,887,271
ESOP notes, net of current portion	27,511,699	28,131,601

Total Long-Term Liabilities	38,204,639	38,633,507

Total Liabilities	59,145,768	56,219,348

Shareholders' Equity:
Common stock, no par value; 100,000,000 authorized; 402,607 shares issued and outstanding	—	—
Retained earnings	9,795,627	9,398,870
Contra equity - unearned ESOP shares	(27,780,851)	(27,780,851)

Total Shareholders' Equity	(17,985,224)	(18,381,981)

Total Liabilities and Shareholders’ Equity	$41,160,544	$37,837,637

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Six Months Ended
	June 30, 2008	June 30, 2007

Sales	$84,714,849	$77,500,046

Cost of services	63,201,552	58,024,497

Gross profit	21,513,297	19,475,549

Operating expenses:
Selling, general and administrative expenses	19,299,671	13,643,498
ESOP administrative expenses	396,061	90,031
ESOP compensation expense	—	—

Operating income	1,817,565	5,742,020

Other income (expense):
Interest income	243,961	306,637
Interest expense	(1,654,565)	(1,801,100)
Miscellaneous	141,087	122,215

Total other income (expense)	(1,269,517)	(1,372,248)

Income from continuing operations before income taxes	548,048	4,369,772

Income tax (expense) benefit:
Current	(151,291)	(264,681)
Deferred	—	—

Total income tax (expense) benefit	(151,291)	(264,681)

Income from continuing operations	396,757	4,105,091

Discontinued operations:
Loss from operations of discontinued component	—	(326,467)

Net income	$396,757	$3,778,624

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (UNAUDITED)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Unearned ESOP Shares	Total

Balance, December 31, 2006	$—	$—	$4,491,517	$(29,657,659)	$(25,166,142)

Release of ESOP shares	—	—	104,540	1,876,808	1,981,348

Net Income	—	—	4,802,813	—	4,802,813

Balance, December 31, 2007	—	—	9,398,870	(27,780,851)	(18,381,981)

Release of ESOP shares	—	—	—	—	—

Net Income	—	—	396,757	—	396,757

Balance, June 30, 2008	$—	$—	$9,795,627	$(27,780,851)	$(17,985,224)

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
	June 30, 2008	June 30, 2007

Cash Flows from Operating Activities:

Net income	$396,757	$3,778,624

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	376,448	177,012
Non-cash ESOP expense	—	—
Deferred income taxes	—	—

Changes in operating assets and liabilities:
Restricted cash and cash equivalents	—	—
Receivables	(4,055,094)	190,006
Prepaids	(2,170,862)	1,031,653
Income tax receivable	7,094	251,074
Accounts payable	97,772	(528,144)
Bank overdraft	1,084,621	(367,322)
Accrued provider payroll	704,910	(401,173)
Accrued commissions, bonuses, and vacation	197,784	(508,626)
Losses payable	—	—
Other accrued liabilities	(130,416)	654,338
Accrued PSP	3,674,401	704,714
Accrued income taxes	(5,851)	(55,610)
Outstanding claims reserve	397,013	454,131
IBNR Reserve	548,889	359,551

Total adjustments to net income	726,709	1,961,604

Net cash provided by operating activities	1,123,466	5,740,228

Cash Flows from Investing Activities:

Purchase of property, equipment and software	(1,033,162)	(623,444)

Net cash used in investing activities	(1,033,162)	(623,444)

Continued on next page

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
	June 30, 2008	June 30, 2007
Cash Flows from Financing Activities:
Term note repayments	(3,073,934)	—
Principal payments on ESOP notes payable	(486,603)	(800,000)
Principal payments on redemption notes payable	(82,167)	(797,847)

Net cash used in financing activities	(3,642,704)	(1,597,847)

Net (decrease) increase in cash	(3,552,400)	3,518,937

Cash at beginning of year	10,411,543	3,210,550

Cash at end of year	$6,859,143	$6,729,487

Supplemental Disclosures:
Interest paid in cash	$1,654,565	$1,801,100
Income taxes paid in cash	$144,197	$69,217

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

1)

Summary of Significant Accounting Policies:

Organization and Purpose

MDA Holdings, Inc. and Subsidiaries (the “Company”) is primarily engaged in providing staffing solutions to the healthcare community throughout the United States. The Company is also engaged in credentialing and licensing services and provides medical professional liability insurance to the Company through Jamestown Indemnity, LTD, (the “Captive”).

Principles of Consolidation

The accompanying financial statements include the accounts of all wholly-owned subsidiaries after elimination of all significant intercompany items and transactions. The affiliated companies included within the consolidated financial statements and their related business activities are as follows:

Medical Doctors Associates, Inc.

Medical Doctors Associates, Inc. provides locum tenens and permanent physician staffing solutions to the healthcare community throughout the United States.

Allied Health Group, Inc.

Allied Health Group, Inc. (“AHG”) services health care clients with staffing needs in the mid-level or allied health care provider role (Physician Assistants, Nurse Practitioners, Physical Therapist, and Occupational Therapist) on a temporary and permanent basis.

Credent Verification and Licensing, Inc.

Credent is a national, full-service Credentials Verification Organization (CVO) specializing in credentialing and licensing services. The Company discontinued the credentialing and licensing activities to external customers of Credent during 2007. See Note 13.

Jamestown Indemnity, LTD

In April 2005, the Company incorporated Caduceus Ltd. (the “Captive”) under the Companies Law of the Cayman Islands. Subsequently, in August 2005, the Captive was renamed Jamestown Indemnity, LTD and in September 2005 obtained an unrestricted Class “B” Insurer’s License, subject to the provisions of the Cayman Islands Insurance Law. The Captive provides medical professional liability reinsurance, which follows the fortunes of an underlying insurance policy of the Company and its subsidiaries for medical professional liability insurance reinsurance. In most States, the underlying policy has a deductible of the first $500,000 of each occurrence, inclusive of defense costs, and the Company reinsures that risk with the

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

1)

Significant Accounting Policies (Continued):

Captive. The Captive’s reinsurance policy is a deductible buy-back reinsurance policy covering the deductible element of the Company’s insurance. The reinsurance policy covers the period from April 1, 2006 to April 1, 2007, the period from April 1, 2007 to April 1, 2008, and the period April 1, 2008 to April 1, 2009.

Basis of Accounting

Assets and liabilities are recorded and revenues and expenses are recognized on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all instruments with an original maturity of three months or less to be cash equivalents. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 2008 and December 31, 2007, amounts on deposit exceeded federally insured limits by $1,283,489 and $5,681,190 respectively.

Receivables

The Company provides an allowance for doubtful collections that is based upon review of outstanding receivables, historical collection information, and existing economic conditions. Trade receivables are due 30 days after issuance of the invoice. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Property and Equipment

Property and equipment are recorded at cost. The capitalization threshold is $1,000. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are amortized over the lesser of the remaining lease terms or the service lives of the improvements using the straight-line method. Costs incurred in the development of software to be used in operations have been capitalized as work in process (WIP) and will be depreciated over the useful life of the internally developed software as the discrete projects come online. Depreciation expense for the periods ended June 30, 2008 and 2007 was $376,448 and $177,012, respectively.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

1)

Significant Accounting Policies (Continued):

Provisions for Insurance Loss

The Captive provides medical professional liability reinsurance, the nature of which produces an inherent difficulty in quantifying the ultimate cost of settlement of losses which may result from claims on the Company.

The provision for outstanding losses includes an amount for outstanding claims determined from reports and individual cases and an amount based upon estimates by the directors and management for losses incurred but not reported. Such liabilities are necessarily based on estimates and the ultimate cost may be in excess of, or less than, the amounts provided. The methods of making such estimates and for establishing the resulting provision are continually reviewed and any resulting adjustments are reflected in earnings at the time the adjustments are known.

The Company’s liability for losses is ultimately based on management’s expectations of future events, supported by an actuarial review. It is reasonably possible that the expectations associated with these amounts could change in the near term (i.e., within one year) and that the effect of such changes could be material to the financial statements.

Income Taxes

Effective January 1, 2006, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and similar state statutes. Under those provisions, the shareholder is responsible for individual income taxes on the Company’s taxable income or loss. Certain states do not recognize this election. Tax expense reflected in the financial statements is for amounts due in those states.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

2)

Restricted Cash

Under the terms of the Company’s reinsurance policy it is required to guarantee the payment of claims to its insured party’s primary medical malpractice insurance carrier via a letter of credit. The value of this letter of credit amounted to $5,000,000 at June 30, 2008 and December 31, 2007, which is secured against cash held by the Captive in a restricted account.

3)

Outstanding Loss Reserves

	June 30, 2008	December 31, 2007
Provision for losses incurred:
Outstanding case reserves	$955,983	$558,970
Incurred but not reported reserve	6,931,284	6,382,395

	$7,887,267	$6,941,365

Activity for the outstanding loss provision is summarized as follows:

Balance at beginning of year	$6,941,365	$5,085,693

Incurred related to:
Current period	868,515	2,215,074
Prior period	239,741	298,087
	1,108,256	2,423,161
Paid related to:
Current period	—	(58,321)
Prior Period	(162,354)	(509,168)
	(162,354)	(567,489)

	$7,887,267	$6,941,365

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

4)

Line of Credit

Effective November 1, 2005, the Company entered into a financing arrangement with a financial institution which provided a $10,000,000 revolving line of credit with interest at the Prime Rate or LIBOR plus 2.25%. Additionally, the Company was required to pay a Commitment Fee in the amount of three eighths of one percent (.375%) of the daily unused facility. The borrowings are in a first priority position over other debt and are collateralized by ESOP pledged shares and all assets of MDA Holdings, Inc., Medical Doctors Associates, Inc., Allied Health Group, Inc., and Credent, Inc. The Company is required to maintain financial covenants and was in compliance with these covenants as of June 30, 2008 and December 31, 2007, respectively. The initial term of the agreement is for a three year period commencing November 1, 2005.

The prime rate at June 30, 2008 and December 31, 2007 was 5.00% and 7.25%, respectively. There was no outstanding balance on the line of credit at June 30, 2008 and December 31, 2007, respectively.

5)

Long-Term Liabilities

The Company has several Stock Redemption and ESOP term notes payable outstanding at June 30, 2008 and December 31, 2007.  Additionally, the Company has an unsecured term note payable outstanding at June 30, 2008 and December 31, 2007. These notes bear interest at 9%. The redemption notes have maturities ranging from May 1, 2018 to January 1, 2027. The ESOP and term notes mature in 2023. Scheduled future principal repayments on these notes as of June 30, 2008 are as follows:

	Redemption Notes	ESOP Notes	Term Note
2008	$104,403	$428,723	$201,858
2009	223,386	1,096,706	431,909
2010	244,341	1,199,586	292,299
2011	267,262	1,312,114	—
2012	292,333	1,435,199	—
2013 – 2017	1,928,212	9,466,509	—
2018 - 2022	1,087,887	12,212,006	—
2023 - 2027	1,161,828	1,409,481	—

	$5,309,652	$28,560,324	$926,066

6)

Operating Lease Commitments

The Company leases office space and equipment under non-cancelable agreements accounted for as operating leases. The following is a schedule of future minimum rental payments under operating leases as of June 30, 2008:

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

6)

Operating Lease Commitments (Continued)

Year Ended December 31,
2008	$502,312
2009	973,886
2010	655,727
2011	622,324
2012	562,646
2013 and thereafter	350,000
$3,666,895

Future minimum rental payments include payments under a lease with an entity partially owned by a former shareholder which expires February 28, 2014. Rental expense under this operating lease amounted to $150,000 for the periods ended June 30, 2008 and 2007. Total rental expense under all operating leases amounted to $515,395 and $430,829 for the periods ended June 30, 2008 and 2007, respectively.

7)

401(K) Savings Plan

All permanent employees of the Company may participate in a 401(K) savings plan, whereby the employees may elect to make contributions pursuant to a salary reduction agreement upon meeting the age and length of employment requirement. The plan is administered by the Company. Contributions of the Company are made at the discretion of the Board of Directors. The Company contributed $0 and $115,946 to the plan during the periods ended June 30, 2008 and 2007, respectively.

8)

Employee Stock Ownership Plan

The Company sponsors a leveraged employee stock ownership plan (“ESOP”). Employees of the Company and its participating subsidiaries are eligible to participate in the Plan provided they are a "Covered Employee". A Covered Employee is any person employed by MDA Holdings, Inc. or its subsidiaries, with the exception of any employee of Allied Health Group, Inc. who is classified as an allied health care provider actually providing healthcare services. Persons not included in the Company's payroll records (i.e. Independent contracting leased employees) are not considered Covered Employees. Effective January 1, 2006, eligible participants must have attained 21 years of age and completed six months of service. Employees vest after completion of three years of service for employees terminating on or after January 1, 2007. A year of service is a calendar year of at least 1,000 hours of service. Service on and after January 1, 2004, will be included in each employees vesting schedule.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

8)

Employee Stock Ownership Plan (Continued)

During 2005, the ESOP purchased 402,607 shares of common stock from the shareholders of the Company. The transaction was financed by cash and term notes to the shareholders from the ESOP and guaranteed by the Company. The Company accounts for these ESOP shares in accordance with Statement of Position 93-6. The debt of the ESOP is recorded as debt and the shares pledged as collateral are reported as unearned ESOP shares in the Balance Sheet of the Company. As shares are released from collateral, the Company reports compensation expense equal to the current market price of the shares, and the shares become outstanding. Dividends on allocated ESOP shares are recorded as a reduction of retained earnings; dividends on unallocated ESOP shares are recorded as a reduction of debt and accrued interest. As of June 30, 2008 and December 31, 2007, 287,729 shares remained unallocated. The Company’s stock was estimated to have a value at June 30, 2008 and December 31, 2007 of $105.00 and of $101.68 per share, respectively.

9)

Stock Redemption

Effective November 11, 2005, the Company redeemed 97,393 shares of treasury stock from its shareholders for a total purchase price of $9,403,489 by entering into term notes. The notes bear interest at 9% and have maturities ranging from May 1, 2018 to January 1, 2027.

10)

Advertising Costs

The Company incurs advertising costs related to physician placements. These costs are expensed as incurred. Total advertising costs for the periods ended June 30, 2008 and 2007 were $184,334 and $128,193, respectively.

11)

Concentration of Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary cash investments with high quality credit institutions. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

12)

Income Taxes

Income tax benefit (expense) is comprised of the following components:

	2008	2007
Current:
Current Federal Income Tax	$—	$—
Current State Income Tax	151,291	264,681
	151,291	264,681
Deferred Federal & State Income tax	—	—
	$151,291	$264,681

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

13)

Discontinued Operations

During 2007, certain operations were discontinued within Credent related to licensing and credentialing services. Revenues for the discontinued operations for the period ended June 30, 2007 totaled $364,665 ($278,290 after eliminations). It is not anticipated that any assets will be disposed of or impaired relative to the discontinued operations.

14)

Performance Share Plan

On October 1, 2005 the Company adopted a performance share plan designed to retain designated key employees of the Company and its Subsidiaries. The maximum aggregate award available to the employee group under the plan would be the issuance of 23,151 of performance shares. A performance share is one synthetic equity unit with a value equal to the fair market value of one share of Company stock held by the MDA Holdings, Inc. ESOP Plan.

Additionally, on January 1, 2007 the Company adopted the 2007 Tier II Performance Share Plan. The maximum aggregate award available to the employee group under this plan would be the issuance of 15,000 of performance shares. A performance share is one synthetic equity unit with a value equal to the fair market value of one share of Company stock held by the MDA Holdings, Inc. ESOP Plan.

Financial performance goals were established and the performance periods to which the award relates begin January 1, 2006 and January 1, 2007. Performance shares would be eligible for vesting at the rate of 20 percent for such performance period based on rolling three-year performance periods (with the exception that the first performance period is composed of two years) beginning January 1, 2006 and ending December 31, 2011 unless other arrangements have been agreed to in individual award agreements.

Subject to certain provisions, any earned and vested performance shares will be converted to a cash amount, based on the fair market value of company stock as of the date of the participant’s termination of service. 20 percent of all converted performance shares will be paid on or as soon as practicable after the May 1st which follows the date of conversion. The remaining 80 percent will be paid in 20 percent installments on the successive anniversaries of the date on which the first installment is paid. In the event of a change in control, all vested and unvested performance shares will be paid, in a single sum in cash, on the date on which the change in control occurs.

At June 30, 2008 and 2007 the accrued liability for vested share units and compensation cost were $3,674,359 and $704,714.

15)

Subsequent Event

On September 9, 2008, substantially all of the assets of the Company and all of the outstanding stock of the Captive were transferred from MDA Holdings, Inc. (formerly known as Medical Doctors Associates, Inc.) to StoneCo H, Inc. StoneCo H Inc. was subsequently renamed MDA Holdings, Inc. MDA Holdings, Inc. is 100% owned by the new ultimate parent, Cross Country Healthcare, Inc.